                                                                  EXHIBIT (a)(2)
                 13 1/4% SERIES B EXCHANGEABLE PREFERRED STOCK

                       CONSENT AND LETTER OF TRANSMITTAL
                                       OF
                          CITADEL BROADCASTING COMPANY

                     PURSUANT TO THE OFFER TO PURCHASE FOR
                    CASH AND CONSENT SOLICITATION STATEMENT
                               DATED MAY 4, 2001
--------------------------------------------------------------------------------
HOLDERS OF SHARES MUST TENDER THEIR SHARES AND PROVIDE THEIR CONSENTS AT OR PRIOR TO 12:00 NOON, NEW YORK CITY TIME, ON MAY 18, 2001, UNLESS EXTENDED
(SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "CONSENT DATE"), IN ORDER TO RECEIVE THE OFFER CONSIDERATION AND THE CONSENT PAYMENT. THE OFFER WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME, ON JUNE 26, 2001, UNLESS EXTENDED (SUCH
DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF SHARES MUST TENDER THEIR SHARES AND PROVIDE THEIR CONSENTS AT OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE OFFER CONSIDERATION. TENDERED SHARES
MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER, UNLESS REQUIRED BY APPLICABLE LAW. THE COMPANY INTENDS TO EXTEND THE OFFER, IF NECESSARY, SO THAT THE EXPIRATION DATE OCCURS NO EARLIER THAN FIVE BUSINESS DAYS FOLLOWING THE CONSENT DATE.
--------------------------------------------------------------------------------

         THE DEPOSITARY FOR THE OFFER AND THE CONSENT SOLICITATION IS:
                              THE BANK OF NEW YORK

BY REGISTERED OR CERTIFIED      BY FACSIMILE TRANSMISSION:         BY HAND OR OVERNIGHT
          MAIL:                       (212) 815-6339                    DELIVERY:
   The Bank of New York                                            The Bank of New York
  101 Barclay Street, 7E                                            101 Barclay Street
    New York, NY 10286           CONFIRM BY TELEPHONE OR         Corporate Trust Services
                                  FOR INFORMATION CALL:                   Window
        Attention:                   William Buckley                New York, NY 10286
     William Buckley                  (212) 815-5788                    Attention:
Reorganization Department                                            William Buckley
                                                                Reorganization Department

    DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

    All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase for Cash and Consent Solicitation Statement, dated May 4, 2001 (the "Offer to Purchase").

    Your bank or broker can assist you in completing this Consent and Letter of Transmittal. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance relating to the Offer to Purchase, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to either of the Dealer Manager or the Information Agent. Requests for additional copies of the Offer to Purchase, Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be made to the Information Agent. The addresses and telephone numbers of the Dealer Manager and Information Agent appear on the back cover of this Consent and Letter of Transmittal.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SHARES AND PROVIDE THEIR CONSENTS TO THE DEPOSITARY AT OR PRIOR TO THE EXPIRATION DATE. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT (AS WELL AS THE OFFER CONSIDERATION) PURSUANT TO THE OFFER AND THE CONSENT SOLICITATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SHARES AND DELIVER (AND NOT REVOKE) THEIR CONSENTS TO THE DEPOSITARY AT OR PRIOR TO THE CONSENT DATE.

    This Consent and Letter of Transmittal is to be used by holders of Shares (as defined below) (the "Holders") if: (i) certificates representing Shares are to be physically delivered to the Depositary herewith by such Holders;
(ii) tender of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Shares and Consenting to the Proposed Amendments," by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Shares;
(iii) tender of Shares and the delivery of Consents (as defined below) is to be made according to the DTC Automated Tender Offer Program ("ATOP") pursuant to the procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Shares and Consenting to the Proposed Amendments--Book-Entry Delivery" or (iv) tender of Shares after the Consent Date is to be made according to the guaranteed delivery procedures in the Offer to Purchase under the caption "Procedures for Tendering Shares and Consenting to the Proposed Amendments--Guaranteed Delivery." DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    IN THE EVENT THAT THE OFFER AND THE CONSENT SOLICITATION (AS DEFINED BELOW) ARE WITHDRAWN OR OTHERWISE NOT COMPLETED, THE OFFER CONSIDERATION AND THE CONSENT PAYMENT WILL NOT BE PAID OR BECOME PAYABLE TO HOLDERS OF SHARES WHO HAVE VALIDLY TENDERED SHARES AND DELIVERED CONSENTS IN CONNECTION WITH THE OFFER AND THE CONSENT SOLICITATION, AND ANY TENDERED SHARES WILL BE RETURNED PROMPTLY.

    HOLDERS WHO TENDER SHARES UNDER THE OFFER MUST DELIVER A CONSENT TO THE PROPOSED AMENDMENTS IN ORDER TO HAVE SUCH SHARES ACCEPTED FOR PAYMENT. HOLDERS MAY NOT TENDER SHARES WITHOUT DELIVERING A CONSENT TO THE PROPOSED AMENDMENTS. HOLDERS OF SHARES MAY NOT DELIVER CONSENTS WITHOUT TENDERING SHARES. THE OFFER AND THE CONSENT SOLICITATION ARE MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND IN THIS CONSENT AND LETTER OF TRANSMITTAL AND INSTRUCTIONS HERETO (THIS "CONSENT AND LETTER OF TRANSMITTAL", TOGETHER WITH THE OFFER TO PURCHASE, THE "OFFER DOCUMENTS"). HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

    The undersigned should complete, execute and deliver this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and the Consent Solicitation.

    Holders are being asked to tender Shares and deliver Consents with respect to any and all of the outstanding Shares. No Holder is required to tender Shares or deliver a Consent pursuant to this Offer.

                      PLEASE COMPLETE THE FOLLOWING TABLE

-----------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SHARES
                                                                                                       TENDERED AND AS TO
                                                                                                       WHICH CONSENTS ARE
                                                                                                    DELIVERED (COMPLETE ONLY
                                                                                                     IF SHARES TENDERED AND
                                                                                AGGREGATE NUMBER    CONSENTS DELIVERED RELATE
               NAME(S) AND ADDRESS(ES) OF                                              OF              TO LESS THAN ENTIRE
                       HOLDER(S)                              CERTIFICATE      SHARES REPRESENTED      AGGREGATE NUMBER OF
               (PLEASE FILL IN IF BLANK)                      NUMBER(S)*         BY CERTIFICATE     SHARES ON CERTIFICATE)**
-----------------------------------------------------------------------------------------------------------------------------

                                                                  ---------------------------------------------------

                                                                  ---------------------------------------------------

                                                                  ---------------------------------------------------

                                                                  ---------------------------------------------------

                                                                  ---------------------------------------------------
  TOTAL
-----------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC's ATOP procedures for transfer.

  ** Unless otherwise indicated in the column labeled "Number of Shares
     Tendered and as to which Consents Are Delivered," and, subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered and consented in respect of the entire aggregate number of Shares represented by the certificate indicated in the column labeled "Aggregate Number of Shares Represented by Certificate." A Holder tendering prior to July 1, 2001 will also be deemed to have tendered any and all Shares that such Holder has the right to receive or will receive as payment-in-kind dividends declared payable on Shares tendered hereby by the Company's board of directors on April 26, 2001.

     If the space provided above is inadequate, list the certificate numbers, number of Shares relating to each certificate and number of Shares tendered and with respect to which Consents are delivered on a separate signed schedule and affix the list to this Consent and Letter of Transmittal.

  ----------------------------------------------------------------------------

    THE UNDERSIGNED AUTHORIZES THE DEPOSITARY TO DELIVER THIS CONSENT AND LETTER OF TRANSMITTAL TO THE COMPANY (AS DEFINED BELOW) AS EVIDENCE OF THE UNDERSIGNED'S TENDER OF SHARES AND CONSENT TO THE PROPOSED AMENDMENTS.

    ----------------------------------------------------------------------------

  / /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution: ________________________________________
       DTC Account Number: ___________________________________________________
       Transaction Code Number: ______________________________________________
       If, after the Consent Date and prior to the Expiration Date, Holders desire to tender Shares pursuant to the Offer and deliver Consents pursuant to the Consent Solicitation and (i) time will not permit this Consent and Letter of Transmittal, certificates representing such Shares and all other required documents to reach the Depositary prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender and Consent in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Shares and Consenting to the Proposed Amendments--Guaranteed Delivery." See Instruction 2 below.

  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

       Name(s) of Holder(s): _________________________________________________
       Window Ticket No. (if any): ___________________________________________
       Date of Execution of Notice of Guaranteed Delivery: ___________________ Name of Eligible Institution that Guaranteed Delivery: ________________
     -------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase of Citadel Broadcasting Company (the "Company") and this Consent and Letter of Transmittal, which together constitute (i) the Company's offer to purchase (the "Offer") for cash any and all of its outstanding shares, without par value (the "Shares"), of 13 1/4% Series B Exchangeable Preferred Stock (the "Preferred Stock") of the Company, upon the terms and subject to the conditions set forth in the Offer Documents, and (ii) the Company's solicitation (the "Consent Solicitation") of consents (the "Consents") from record Holders to certain proposed amendments (the "Proposed Amendments") to the Certificate of Designations (the "Certificate of Designations") of the Preferred Stock, as described in the Offer to Purchase.

    Upon the terms and subject to the conditions set forth in the Offer to Purchase, the undersigned hereby tenders to the Company the number of Shares indicated above and delivers a Consent to the Proposed Amendments (hereby revoking any previously submitted consent and letter of transmittal, disapproval or abstention). The undersigned agrees and acknowledges that, by execution and delivery hereof prior to July 1, 2001, the undersigned shall be deemed to have tendered the undersigned's right to any and all Shares of Preferred Stock that the undersigned has the right to receive as payment-in-kind dividends declared payable on, or will receive as payment-in-kind dividends issued on, the undersigned's Shares of Preferred Stock that are being tendered hereby.

    Subject to, and effective upon, the acceptance for purchase of, and payment for, the number of Shares tendered with this Consent and Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Shares that are being tendered or deemed tendered hereby and also hereby delivers a Consent to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Shares, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Shares and all evidences of transfer and authenticity to, or transfer ownership of, such Shares on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Shares for transfer of ownership on the books of the relevant security registrar, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and (iv) deliver to the Company this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and a certification that Consents to the Proposed Amendments, representing at least a majority of the outstanding Shares of Preferred Stock, duly executed by Holders have been received, all in accordance with the terms of and conditions to the Offer and the Consent Solicitation as described in the Offer to Purchase.

    The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and delivers the written Consent, with respect to the Shares tendered hereby, to the Proposed Amendments as permitted by
Section V(c) of the Certificate of Designations. The undersigned further agrees and acknowledges that, by execution and delivery hereof prior to July 1, 2001, the undersigned makes and delivers the written Consent with respect to any and all Shares of Preferred Stock that the undersigned may receive as payment-in-kind dividends issued, during this Offer, on the undersigned's Shares of Preferred Stock that are being tendered hereby. The undersigned understands that the Consent delivered hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedure set forth in the Offer to Purchase and this Consent and Letter of Transmittal. THE UNDERSIGNED UNDERSTANDS THAT A REVOCATION OF SUCH CONSENT WILL NOT BE EFFECTIVE FOLLOWING THE EXPIRATION DATE. The Company intends to cause the execution and filing of the amended certificate of designations to occur at or promptly following the Expiration Date.

    The undersigned understands that tenders of Shares may be withdrawn, and the related Consents may be revoked, by a valid written notice of withdrawal received by the Depositary at any time at or prior to the Expiration Date, and, thereafter, if required by applicable law or if the Offer is terminated without any Shares being purchased thereunder, as set forth below. A valid withdrawal of tendered Shares on or prior to the Expiration Date shall not be deemed a revocation of the related Consent. If, on or prior to the Expiration Date, a Holder withdrawing Shares also determines to revoke the Consent related thereto, the Holder must expressly request the revocation of such Consent as specified below. IF, AFTER THE PRICE DETERMINATION DATE (AS SUCH TERM IS USED IN THE OFFER TO PURCHASE), THE COMPANY CHANGES EITHER (1) THE NUMBER OF SHARES SUBJECT TO THE OFFER OR (2) THE OFFER CONSIDERATION, THEN PREVIOUSLY TENDERED SHARES MAY BE VALIDLY WITHDRAWN UNTIL THE EXPIRATION OF TEN BUSINESS DAYS AFTER THE DATE THAT NOTICE OF ANY

SUCH CHANGE IS FIRST PUBLISHED, GIVEN OR SENT TO HOLDERS BY THE COMPANY. The undersigned understands that Consents may be revoked by written notice of revocation or by following the appropriate procedures of DTC's ATOP System, as the case may be, received by the Depositary at any time on or prior to the Expiration Date. A valid revocation of a Consent will render a tender of related Shares defective. Any permitted withdrawals of tenders of Shares may not be rescinded, and any Shares so withdrawn will thereafter be deemed not validly tendered for purposes of the Offer; PROVIDED, HOWEVER, that withdrawn Shares may again be tendered by following the procedures for tendering contained in this Consent and Letter of Transmittal.

    THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE VALIDITY (INCLUDING TIME OF RECEIPT) OF NOTICES OF WITHDRAWAL WILL BE DETERMINED BY THE COMPANY, IN ITS SOLE DISCRETION, WHOSE DETERMINATION WILL BE FINAL AND BINDING. NONE OF THE COMPANY, THE DEPOSITARY, DTC, THE DEALER MANAGER OR ANY OTHER PERSON WILL BE UNDER ANY DUTY TO GIVE NOTIFICATION OF ANY DEFECTS OR IRREGULARITIES IN ANY NOTICE OF WITHDRAWAL, OR INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTIFICATION.

    The undersigned understands that in order to be valid, a notice of revocation of Consent must (i) contain the name of the person who delivered the Consent and identify the Shares to which it relates (and, if tendered by book-entry transfer, the name of the DTC participant that appears on a security position listing as the owner of the Shares), including the certificate number or numbers of such Shares (and, if tendered by book-entry transfer, the name of the DTC participant that appears on the security position listing as the owner of the Shares), the aggregate number of Shares represented by such certificate and the aggregate number of Shares with respect to which Consents are being revoked, (ii) be signed by the Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)), or be accompanied by a stock power, and a properly completed irrevocable proxy, in each case in the name of the person withdrawing the tender and revoking the Consent, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered Holder, and
(iii) be received at or prior to the Expiration Date by the Depositary at one of its addresses set forth on the first page of this Consent and Letter of Transmittal. A purported notice of revocation that lacks any of the required information will not be an effective revocation of a consent previously delivered.

    A HOLDER MAY NOT VALIDLY REVOKE A CONSENT UNLESS SUCH HOLDER VALIDLY WITHDRAWS SUCH HOLDER'S PREVIOUSLY TENDERED SHARES. THE VALID WITHDRAWAL OF A HOLDER'S SHARES WILL NOT CONSTITUTE THE CONCURRENT VALID REVOCATION OF SUCH HOLDER'S CONSENT. IF A HOLDER WITHDRAWING SHARES DETERMINES TO REVOKE THE CONSENT RELATED THERETO, THE HOLDER MUST EXPRESSLY REQUEST THE REVOCATION OF SUCH CONSENT. A HOLDER WHO VALIDLY WITHDRAWS PREVIOUSLY TENDERED SHARES WITHOUT EXPRESSLY REQUESTING THE REVOCATION OF THE RELATED CONSENT WILL NOT RECEIVE THE OFFER CONSIDERATION BUT WILL RECEIVE THE CONSENT PAYMENT.

    The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase, this Consent and Letter of Transmittal and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and the Consent Solicitation.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and to deliver the Consent contained herein, and that when such Shares are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and such Shares are not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby, or to perfect the undersigned's Consent. For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Shares (or defectively tendered Shares with respect to which the Company has waived such defect), if, as and when the Company gives oral (confirmed the following business day in writing) or written notice thereof to the Depositary.

    The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (each of which the Company may waive) set forth in the Offer to Purchase, the Company will not be required to accept for purchase any of the Shares tendered (including any Shares tendered after the Expiration Date). Any Shares not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

    All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of

Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that the delivery and surrender of the Shares is not effective, and the risk of loss of the Shares does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Shares and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

    Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any certificates representing Shares not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility), and checks for payment of the Offer Consideration and/or the Consent Payment to be made in connection with the Offer and the Consent Solicitation be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any certificates representing Shares not tendered or not accepted for purchase and checks for payment of the Offer Consideration and/or the Consent Payment to be made in connection with the Offer and the Consent Solicitation be delivered to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any certificates representing Shares not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Shares be delivered to, and checks for payment of the Offer Consideration and/or Consent Payment to be made in connection with the Offer and the Consent Solicitation be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Shares from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the Shares so tendered.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

      To be completed ONLY if certificates for the number of Shares not tendered or not accepted for purchase are to be issued in the name of, or checks for the Offer Consideration and/or the Consent Payment are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box headed "Description of Shares Tendered" in this Consent and Letter of Transmittal, or if Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.

  Issue Shares or a check in the name of:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

      Credit unpurchased Shares by book-entry to the Book-Entry Transfer Facility account set forth below:

  ____________________________________________________________________________
                              (DTC ACCOUNT NUMBER)

  Number of Account Party:

  ____________________________________________________________________________

------------------------------------------------
------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

      To be completed ONLY if certificates for the number of Shares not tendered or not accepted for purchase or checks for the Offer Consideration and/or the Consent Payment are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box headed "Description of Shares Tendered" in this Consent and Letter of Transmittal.

  Deliver Shares or a check to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

-----------------------------------------------------

                       CONSENT AND LETTER OF TRANSMITTAL

--------------------------------------------------------------------------------

                           IMPORTANT--READ CAREFULLY

  Holder(s) must execute this Consent and Letter of Transmittal exactly as their name(s) appear(s) on the certificate(s) for the Shares. DTC participant(s) must execute this Consent and Letter of Transmittal exactly as their name(s) appear(s) on the DTC position listing or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Shares or by stock powers transmitted with this Consent and Letter of Transmittal. Endorsements on Shares and signatures on stock powers by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below). See Instruction 6 below. If Shares to which this Consent and Letter of Transmittal relates are held of record by two or more joint Holders, all such Holders must sign this Consent and Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and submit proper evidence satisfactory to the Company of such person's authority so to act. See Instruction 5.

      IF THE SIGNATURE(S) APPEARING BELOW IS/ARE NOT OF THE HOLDER(S) OF THE SHARES THEN THE REGISTERED HOLDER(S) MUST SIGN A VALID PROXY.

                                   SIGN HERE

  X __________________________________________________________________________

  X __________________________________________________________________________
         (SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY)

  Dated: _____________, 2001

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Telephone No.: (   ) _______________________________________________________

  Social Security or Tax Identification No.: _________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 5 AND 6 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  ____________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

   __________________________________________________________________________
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                            OF ELIGIBLE INSTITUTION)

   __________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                 (PRINTED NAME)

   __________________________________________________________________________
                                    (TITLE)

  Dated ____, 2001
  ----------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

    Under current United States federal income tax law, a United States Holder who receives a Consent Payment as consideration for such Holder's consent to modification of certain terms of the Shares or who will become entitled to receive the Offer Consideration is required to provide such Holder's correct taxpayer identification number ("TIN") by completing the Substitute Form W-9 set forth below. If the correct TIN is not provided, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such Holder with respect to the Offer Consideration and Consent Payment may be subject to backup withholding of 31% (as described below).

    Exempt Holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A form W-8 can be obtained from the Depositary. Holders are urged to consult their tax advisor to determine the application of these backup withholding and information reporting requirements to them.

    If backup withholding applies, 31% of any Offer Consideration and Consent Payment paid to such Holder is required to be withheld. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a credit or refund may be obtained pursuant to IRS procedures.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a person with respect to the Offer Consideration and Consent Payment, the United States Holder is required to notify The Bank of New York of his or her correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such payee is awaiting a TIN), that (1) such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (2) the IRS has notified such Holder that such Holder is no longer subject to backup withholding (see Part 2 of the Substitute
Form W-9), and that such Holder is a U.S. person. United States federal withholding tax will be withheld from any Offer Consideration or a Consent Payment paid to a foreign Holder generally at a 30% rate. Therefore, backup withholding will not apply to such payment and foreign Holders are not required to complete the Substitute Form W-9. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one), consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

WHICH NUMBER TO GIVE THE PAYER

    The Holder is required to give the payer such Holder's social security number or employer identification number. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 for additional guidance on which number to report.

-------------------------------------------------------------------------------------------------------------------------

              SUBSTITUTE                     PART 1 -- PLEASE PROVIDE YOUR
               FORM W-9                      TIN IN THE BOX AT RIGHT AND
      DEPARTMENT OF THE TREASURY             CERTIFY THAT IT IS YOUR CORRECT          Taxpayer Identification Number,
                                             TIN BY SIGNING AND DATING BELOW              Social Security Number
                                                                                                    or
                                                                                      Employer Identification Number
         REQUEST FOR TAXPAYER
      IDENTIFICATION NUMBER (TIN)
           AND CERTIFICATION
-------------------------------------------------------------------------------------------------------------------------
 PART 2--Check this / / if you are NOT subject to backup withholding because (1) you are exempt from backup withholding, or (2) you have not been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding as a result of failure to report all interest or dividends, or (3) the IRS has notified you that you are no longer subject to backup withholding.
 ------------------------------------------------------------------------------------------------------------------------

 PART 3--If you did not check the box in Part 2, you must cross out Part 2
 ------------------------------------------------------------------------------------------------------------------------

 PART 4--CHECK THIS / / IF YOU ARE AWAITING A TIN*
 ------------------------------------------------------------------------------------------------------------------------

 CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS SUBSTITUTE FORM W-9 IS
 TRUE, CORRECT, AND COMPLETE, AND THAT I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

                                 Print Name
                                 Signature
                                    Date
 ------------------------------------------------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THE ABOVE SUBSTITUTE FORM W-9 MAY
            RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND CONSENT SOLICITATION.

          *YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9.

                        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------------------   -------------------------------------------------
                    SIGNATURE                                              DATE

                            INSTRUCTIONS FOR HOLDERS
     FORMING PART OF THE TERMS AND CONDITIONS OF THIS CONSENT AND LETTER OF
                                  TRANSMITTAL

    1. EXPIRATION DATE AND CONSENT DATE. The Expiration Date with respect to the Offer means 12:00 noon, New York City time on June 26, 2001, and the Consent Date with respect to the Consent Solicitation means 12:00 noon, New York City time, on May 18, 2001, unless in each case the Company, in its sole discretion, extends the period of time during which the Offer and Consent Solicitation are open, which the Company may do on one or more occasions provided it is extended for a fixed interval of no less than one business day, in which case the terms "Expiration Date" and "Consent Date" mean the latest date and time to which such Offer or Consent Solicitation, as the case may be, are extended. In order to extend an Expiration Date or a Consent Date, the Company will make a public announcement thereof, each at or prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date or Consent Date, announcing the extended Expiration Date or Consent Date. The Company intends to extend the Offer so that the Expiration Date occurs no earlier than five business days following the Consent Date.

    2. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender Shares in the Offer and to deliver Consents in the Consent Solicitation, (i) physical delivery of certificates for Shares, or confirmation of any book-entry transfer into the Depositary's account with the Book-Entry Transfer Facility of Shares tendered electronically, (ii) a properly completed and duly executed copy or a manually signed facsimile of this Consent and Letter of Transmittal, and (iii) any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the cover of this Consent and Letter of Transmittal on or prior to the Expiration Date or the Holder must comply with the guaranteed delivery procedures set forth below. The method of delivery of this Consent and Letter of Transmittal, Shares and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Consent Date or Expiration Date, as the case may be, to permit delivery to the Depositary prior to such date. No alternative, conditional or contingent tenders of Shares or deliveries of Consents will be accepted. HOLDERS DESIRING TO TENDER SHARES AT OR PRIOR TO THE EXPIRATION DATE SHOULD NOTE THAT SUCH HOLDERS MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF DTC'S ATOP PROCEDURES DURING THE NORMAL BUSINESS HOURS OF DTC ON THE DATE THE OFFER EXPIRES. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS CONSENT AND LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING THE SHARES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE COMPANY, THE INFORMATION AGENT OR THE DEALER MANAGER AND SOLICITATION AGENT. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    After the Consent Date and prior to the Expiration Date, if a Holder desires to tender Shares pursuant to the Offer and (i) time will not permit this Consent and Letter of Transmittal, certificates representing such Shares and all other required documents to reach the Depositary at or prior to the Expiration Date or
(ii) the procedures for book-entry transfer cannot be completed at or prior to the Expiration Date, a tender and consent may be effected if all the following are complied with:

    (a) the tender is made by or through an Eligible Institution (as defined below);

    (b) the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided herewith; and

    (c) all of the following are received by the Depositary within two business days after the date of execution of the Notice of Guaranteed Delivery:

       - one of (a) the certificates for the Shares or (b) a confirmation of receipt of the Shares pursuant to the procedure for book-entry transfer, and

       - a properly completed and executed Consent and Letter of Transmittal or a manually executed facsimile thereof, including any required signature guarantees.

    HOLDERS SHOULD NOTE THAT THE FOREGOING PROCEDURES ARE NOT AVAILABLE UNTIL AFTER THE CONSENT DATE AND THAT TENDERS PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE ACCEPTED PRIOR TO THAT TIME OR ENTITLE A HOLDER TO RECEIVE A CONSENT PAYMENT.

    Holders who tender Shares in the Offer must deliver a Consent to the Proposed Amendments. Tenders of Shares may be validly withdrawn at any time at or prior to the Expiration Date and, if the Offer is terminated without any Shares being purchased thereunder, at any time thereafter. A Consent may be revoked at any time at or prior to the Expiration Date, but a valid revocation of a Consent will render a tender of Shares defective. Consents may not be revoked after the Expiration Date, but if the Offer with respect to the Shares is terminated thereafter without any Shares having been purchased, the Proposed Amendments will not become effective. A VALID WITHDRAWAL OF TENDERED SHARES PRIOR TO THE EXPIRATION DATE WILL NOT BE DEEMED A REVOCATION OF THE RELATED CONSENT. If, prior to the Expiration Date, a Holder withdrawing Shares also determines to revoke the Consent related thereto, the Holder must expressly request the revocation of such Consent in the communication withdrawing such Shares.

    Holders who wish to exercise their right of withdrawal with respect to the Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth on the first page of this Consent and Letter of Transmittal at or prior to the Expiration Date or at such other permissible times as are described herein. In order to be valid, a notice of withdrawal must (i) specify the name of the person who tendered the Shares to be withdrawn (the "Depositor"), the name in which the Shares are registered (and, if tendered by book-entry transfer, the name of the DTC Participant that appears on a security position listing as the owner of the Shares) if different from that of the Depositor, (ii) identify the number of Shares tendered, identify the number of Shares to be withdrawn including the certificate number or numbers (or, if tendered by book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on the security position listing as the owner of such Shares), and the registered Holder of the Shares, and (iii) be signed by the Holder in the same manner as this Consent and Letter of Transmittal (including, in any case, any required signature guarantees), or be accompanied by a stock power, and a properly completed irrevocable proxy, in each case in the name of the person withdrawing the tender (and revoking the Consent, if applicable), in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered Holder, and specify the name in which such Shares are to be registered, if different from the person who tendered such Shares, pursuant to such documents of transfer. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Shares) to the Depositary, the name of the Holder and the certificate number or numbers relating to such Shares withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Shares (or, in the case of Shares transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Shares) and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution. A valid withdrawal of Shares does not constitute a valid revocation of a Consent relating to those Shares unless a valid revocation of such Consent is specified in the notice to the Depositary. If Consents previously delivered are also to be revoked, the notice of withdrawal described above must be received by the Depositary on or prior to the Consent Date, must contain the description of the Shares (including certificate number(s)) as to which Consents are to be revoked and must otherwise comply with Instruction 8. A purported notice of withdrawal that lacks any of the required information will not be an effective withdrawal of a tender previously made.

    3. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL. Subject to the terms and conditions of the Offer and the Consent Solicitation, a properly completed and duly executed copy of this Consent and Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Consent and Letter of Transmittal must be received by the Depositary at one of its addresses set forth on the face of this Consent and Letter of Transmittal prior to the Expiration Date. The method of delivery of this Consent and Letter of Transmittal and all other required documents to the Depositary is at the election and risk of the Holder and, except as otherwise provided below, delivery will be deemed made only when actually received by the Depositary. In all cases, sufficient time should be allowed to assure timely delivery. Beneficial owners of Shares whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such broker, dealer, commercial bank, trust company or other nominee promptly and instruct such person, as the Holder of Shares, to execute and then deliver the Consent and Letter of Transmittal on behalf of the beneficial owner prior to the Consent Date in order to receive the Consent Payment. NO CONSENT AND LETTER OF TRANSMITTAL SHOULD BE SENT TO ANY PERSON OTHER THAN THE DEPOSITARY.

    4. PARTIAL TENDERS AND CONSENTS. If less than the entire number of Shares of any submitted certificate is tendered, the tendering Holder must fill in the number of Shares tendered in the last column of the box entitled "Description of Shares Tendered" herein. The entire number of Shares represented by the certificates for Shares delivered to the Depositary, as well as any and all Shares that the tendering Holder has the right to receive or will receive as payment-in-kind dividends declared on the Shares by the Company's board of directors on April 26, 2001, will be deemed to have been tendered, and a related Consent in respect thereof delivered, unless otherwise indicated. If the entire number of Shares of all certificates is not tendered or not accepted for purchase (and the related Consent in respect thereof not given), Shares representing such untendered or unpurchased amount (or in respect of which a Consent is not delivered) will be sent to the Holder (or, if tendered by book-entry transfer, returned by credit to the account at DTC) unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 7), promptly after the Shares are accepted for purchase.

    5. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL. If this Consent and Letter of Transmittal is signed by the Holder(s) of the Shares, the signature(s) must correspond with the name(s) as contained on certificate(s) or as set forth in the DTC position listing, without any alteration, enlargement or change whatsoever. If Shares are held by two or more joint Holders, all such Holders must sign the Consent and Letter of Transmittal. If a Consent and Letter of Transmittal is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the Consent and Letter of Transmittal appropriate evidence of authority to execute the Consent and Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary documents as there are different names in which certificates are held. DTC Participants must execute this Consent and Letter of Transmittal exactly as their name(s) are registered with the DTC. In addition, if a Consent and Letter of Transmittal relates to less than the total number of Shares held by the DTC participant, the DTC participant must indicate the number of Shares to which the Consent and Letter of Transmittal relates.

    6. SIGNATURE GUARANTEES. All signatures on this Consent and Letter of Transmittal must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution (each an "Eligible Institution"); unless (a) this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Shares tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) and the payment of the Offer Consideration and/or the Consent Payment is to be made, or if any number of Shares not tendered or not accepted for purchase are to be issued, directly to such Holder(s) (or, if tendered by a DTC participant, any Shares not tendered or not accepted for purchase are to be credited to such participant's account at the Book-Entry Transfer Facility) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has been completed or (b) such Shares are tendered for the account of an Eligible Institution. If the Holder of the Shares in respect of the Consent delivered hereby is a person other than the person signing this Consent and Letter of Transmittal, see Instruction 5.

    7. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which certificates for Shares not tendered or not accepted for purchase or checks for payment of the Offer Consideration and/or the Consent Payment to be made in connection with the Offer and the Consent Solicitation are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Shares not tendered or not accepted for purchase will be returned to the registered Holder of the Shares tendered. Any Holder tendering by book-entry transfer may request that Shares not tendered or not accepted for purchase be credited to such account at the Book-Entry Transfer Facility as such Holder may designate under the caption "Special Payment Instructions." If no such instructions are given, any such Shares not tendered or not accepted for purchase will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8.  REVOCATION OF CONSENT.  Prior to 12:00 noon, New York City time, on
June 26, 2001, any Holder may revoke any Consent given if such Holder also validly withdraws such Holder's previously tendered Shares. In order to be valid, a notice of revocation of Consent must (i) contain the name of the person who delivered the Consent and identify the Shares to which it relates (and, if tendered by book-entry transfer, the name of the DTC participant that appears on a security position listing as the owner of such Shares), the certificate number or numbers of such Shares (and, if tendered by book-entry transfer, the name of the DTC participant that appears on the security position listing as the owner of such Shares), and the aggregate number of Shares with respect to which Consents are being revoked, (ii) be signed by the Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by a stock power, and a properly completed irrevocable proxy, in each case in the name of the person withdrawing the tender and revoking the Consent, in satisfactory form as determined by to the Company in its sole discretion, duly executed by the registered Holder, and (iii) be received at or prior to the Expiration Date by the Depositary, at one of its addresses set forth on the first page of this Consent and Letter of Transmittal. A purported notice of revocation that lacks any of the required information or is dispatched to an improper address will not validly revoke a Consent previously given.

    A HOLDER MAY NOT VALIDLY REVOKE A CONSENT UNLESS SUCH HOLDER VALIDLY WITHDRAWS SUCH HOLDER'S PREVIOUSLY TENDERED SHARES. THE VALID WITHDRAWAL OF A HOLDER'S SHARES WILL NOT CONSTITUTE THE CONCURRENT VALID REVOCATION OF SUCH HOLDER'S CONSENT. IF A HOLDER WITHDRAWING SHARES DETERMINES TO REVOKE THE CONSENT RELATED THERETO, THE HOLDER MUST EXPRESSLY REQUEST THE REVOCATION OF SUCH CONSENT. AS A RESULT, A HOLDER WHO VALIDLY WITHDRAWS PREVIOUSLY TENDERED SHARES WITHOUT EXPRESSLY REQUESTING THE REVOCATION OF THE RELATED CONSENT WILL NOT RECEIVE THE OFFER CONSIDERATION BUT WILL RECEIVE THE CONSENT PAYMENT.

    THE COMPANY INTENDS TO ADOPT THE AMENDED CERTIFICATE OF DESIGNATIONS CONTAINING THE PROPOSED AMENDMENTS AT OR PROMPTLY FOLLOWING THE EXPIRATION DATE UPON RECEIPT OF THE REQUISITE CONSENTS AND THE CLOSING OF THE MERGER. SUCH AMENDED CERTIFICATE OF DESIGNATIONS WILL BE BINDING UPON EACH HOLDER OF SHARES THEN REMAINING OUTSTANDING REGARDLESS OF WHETHER SUCH HOLDER GIVES A CONSENT WITH RESPECT THERETO.

    A REVOCATION OF A CONSENT MAY BE RESCINDED ONLY BY THE EXECUTION AND DELIVERY OF A NEW CONSENT AND LETTER OF TRANSMITTAL. A HOLDER WHO HAS DELIVERED A REVOCATION MAY THEREAFTER DELIVER A NEW CONSENT AND LETTER OF TRANSMITTAL BY FOLLOWING THE ABOVE PROCEDURES AT ANY TIME PRIOR TO THE CONSENT DATE OR THE EXPIRATION DATE, AS APPLICABLE.

    9. WAIVERS OF CONDITIONS. The Company reserves the absolute right, subject to applicable law, to amend, waive or modify the terms of the Offer, Consent Solicitation and the Proposed Amendments, as more fully described in the Offer of Purchase.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance in filling out and delivering this Consent and Letter of Transmittal or for additional copies of the Offer to Purchase and this Consent and Letter of Transmittal should be directed to the Information Agent, whose address and telephone number are set forth on the back cover of this Consent and Letter of Transmittal. Questions relating to the terms and conditions of the Offer and the Consent Solicitation should be directed to the Dealer Manager, whose address and telephone number are set forth on the back cover of this Consent and Letter of Transmittal, or to your broker, dealer, commercial bank or trust company.

    11. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the transfer and sale of Shares pursuant to the Offer, except in the case of deliveries of certificates for Shares not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered Holder of Shares tendered thereby or if any such taxes are imposed for any reason other than the transfer and sale of Shares pursuant to the Offer. Except as provided in this Instruction 11, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

    12. QUESTIONS REGARDING VALIDITY, FORM, LEGALITY, ETC. All questions as to the validity, form and eligibility (including time of receipt) and acceptance of payment of any tendered Shares or Consents pursuant to the procedures set forth in this Consent and Letter of Transmittal will be determined by the Company in its sole discretion, which determination will be conclusive and binding. The Company reserves the right to reject any or all Shares or Consents that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities in connection with deliveries of particular Shares or Consents. Unless waived, any defects or irregularities in connection with deliveries of Shares or Consents must be cured within such time as the Company determines. None of the Company or any of its affiliates, the Dealer Manager, the Information Agent or any other person shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Shares or Consents will not be deemed to have been made until any defects or irregularities therein have been cured or waived. The Company's interpretation of the terms and conditions of the Offer and Consent Solicitation shall be conclusive and binding.

    13. MUTILATED, LOST, STOLEN OR DESTROYED SHARES. Any Holder of Shares whose Shares have been mutilated, lost, stolen or destroyed should contact the Depositary immediately at one of the addresses or telephone numbers indicated above for further instructions.

 REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS
                                    CONSENT
      AND LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

      The Information Agent for the Offer and the Consent Solicitation is

                                   Innisfree

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                Bankers and Brokers Call Collect: (212) 750-5833
                   All Others Call Toll Free: (888) 750-5834

 Any questions regarding the terms of the Consent Solicitation may be directed to the Dealer Manager and Solicitation Agent.

                    THE DEALER MANAGER FOR THE OFFER AND THE
               SOLICITATION AGENT FOR THE CONSENT SOLICITATION IS

                                    JPMorgan
                           270 Park Avenue, 4th floor
                            New York, New York 10017
                             Attention: Robert Berk
                         Call: (212) 270-1100 (collect)